=============================================================================



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                  May 5, 1996



                             MELVILLE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



    New York                        1-1011                       04-1611460
 (State or Other            (Commission File Number)            (IRS Employer
  Jurisdiction                                                  Identification
of Incorporation)                                                    No.)


         One Theall Road
          Rye, New York                                              10580
 (Address of Principal Executive                                   (Zip Code)
            Offices)


             Registrant's telephone number, including area code:
                                (914) 925-4000


                                  Not Applicable
                  (Former Name or Former Address, if Changed
                              Since Last Report)




                          This is page 1 of ___ pages

                       Exhibit Index appears on page ___


=============================================================================



Item 2.        Acquisition or Disposition of Assets.

               On May 5, 1996, the Registrant consummated the closing (the "Closing") of the sale to Consolidated Stores Corporation, a Delaware corporation ("Consolidated"), of all of the capital stock (the "Shares") of Kay-Bee Center, Inc., the Registrant's holding company for its Kay-Bee Toys division, pursuant to the Stock Purchase Agreement between the Registrant and Consolidated dated as of March 25, 1996 (as amended and supplemented, the "Stock Purchase Agreement").

               The purchase price paid by Consolidated at the Closing for the Shares was $214,513,000 in cash and a 7% Senior Subordinated Note in the amount of $100,000,000 issued to the Registrant by Consolidated Stores Corporation, an Ohio corporation and a wholly-owned subsidiary of Consolidated. The cash portion of the purchase price is subject to adjustment following the Closing in accordance with the terms of the Stock Purchase Agreement.

               On May 6, 1996, the Registrant issued a press release announcing the consummation of the Closing. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

               The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, as amended by Amendment No. 1 to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.2; and the press release, a copy of which is attached hereto as Exhibit 99.1, respectively.


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

               (b)  Pro Forma Financial Information.

               Set forth hereunder is the pro forma financial information required to be furnished by the Registrant with respect to the transaction described in Item 2 above.

                              UNAUDITED PRO FORMA
                            STATEMENT OF OPERATIONS
                            FOR THE FISCAL QUARTER
                             ENDED MARCH 30, 1996
                    ($ IN 000'S, EXCEPT PER SHARE AMOUNTS)


                                                                 Historical
                                                                 Continuing
                                                                 Operations             Pro Forma Adjustments        Pro Forma
                                                              Before Pro Forma     -----------------------------    Continuing
                                 The Company      Kay-Bee        Adjustments         Debit              Credit      Operations
                                 ------------    ---------    -----------------    -----------------------------    -----------
Net Sales                         $1,744,681     $177,627           $1,567,054                                      $1,567,054
Cost of Goods Sold, Buying
  and Warehousing Costs            1,200,175      108,628            1,091,547                                       1,091,547
                                 ------------    ---------    -----------------    -------------    ------------    -----------
                                     544,506       68,999              475,507                                         475,507
Selling, General and Adminis-
  trative Expenses                   481,861       85,026              396,835                           500 (a)       396,335
Depreciation and Amortization         34,588        5,903               28,685                                          28,685
                                 ------------    ---------    -----------------    -------------    ------------    -----------
Operating Profit                      28,057      (21,930)              49,987                           500            50,487
Interest Expense, Net                  5,815          546                5,269                         2,410 (c)
                                                                                                       1,750 (d)         1,109
Dividend Income                       (2,734)           0               (2,734)                                         (2,734)
                                 ------------    ---------    -----------------    -------------    ------------    -----------
Earnings Before Income Taxes          24,976      (22,476)              47,452                         4,660            52,112
Income Tax Provision                  10,477       (9,161)              19,638         1,833 (e)                        21,471
                                 ------------    ---------    -----------------    -------------    ------------    -----------
Net Earnings                         $14,499     ($13,315)             $27,814       ($1,833)         $4,660           $30,641
                                 ============    =========    =================    =============    ============    ===========
Net Earnings per Share of
  Common Stock                       $0.10                                                                             $0.26
                                 ============                                                                       ===========

    See accompanying notes to the unaudited pro forma financial statements.

                              UNAUDITED PRO FORMA
                            STATEMENT OF OPERATIONS
                              FOR THE FISCAL YEAR
                            ENDED DECEMBER 31, 1995
                    ($ IN 000'S, EXCEPT PER SHARE AMOUNTS)



                                                                   Historical
                                                                   Continuing
                                                                   Operations           Pro Forma Adjustments         Pro Forma
                                                                Before Pro Forma     ---------------------------    Continuing
                                 The Company       Kay-Bee         Adjustments           Debit        Credit        Operations
                                 ------------    -----------    -----------------    ---------------------------    -----------

Net Sales                         $9,689,062     $1,077,297           $8,611,765                                    $8,611,765
Cost of Goods Sold, Buying
  and Warehousing Costs            6,574,658        652,800            5,921,858                                     5,921,858
                                 ------------    -----------    -----------------    -----------    ------------    -----------
                                   3,114,404        424,497            2,689,907                                     2,689,907
Selling, General and
  Administrative Expenses          2,722,621        354,555            2,368,066                       2,000 (a)     2,366,066
Depreciation and Amortization        197,745         23,836              173,909                                       173,909
Restructuring and Asset
  Impairment Charges                 936,829         90,816              846,013                                       846,013
                                 ------------    -----------    -----------------    -----------   ------------    -----------
Operating Loss                      (742,791)       (44,710)            (698,081)                      2,000          (696,081)
Interest Expense, Net                 54,977          5,335               49,642         354 (b)       7,565 (c)
                                                                                                       7,000 (d)        35,431
                                 ------------    -----------    -----------------    -----------    ------------    -----------
Loss Before Income Taxes            (797,768)       (50,045)            (747,723)       (354)         16,565          (731,512)
Income Tax Benefit                  (182,070)        (1,700)            (180,370)      6,375 (e)                      (173,995)
                                 ------------    -----------    -----------------    -----------    ------------    -----------

Net Loss                           ($615,698)      ($48,345)           ($567,353)    ($6,729)        $16,565         ($557,517)
                                 ============    ===========    =================    ===========    ============    ===========
Net Loss per Share of
 Common Stock                         ($6.02)                                                                           ($5.46)
                                 ============                                                                       ===========



    See accompanying notes to the unaudited pro forma financial statements.

                       UNAUDITED PRO FORMA BALANCE SHEET
                                MARCH 30, 1996
                    ($ IN 000'S, EXCEPT PER SHARE AMOUNTS)






                                                                  Historical
                                                                  Continuing
                                                                  Operations
                                                                    Before         Pro Forma Adjustments          Pro Forma
                                                                  Pro Forma     -------------------------         Continuing
                                     The Company     Kay-Bee     Adjustments    Debit              Credit         Operations
                                     ------------    --------    ------------   -------------------------         ----------
ASSETS
---------------------------------
Current Assets:
Cash and Cash Equivalents                $90,009     $  9,989        $80,020       $201,713 (a)    $214,513 (b)    $   67,220
Investments                              208,907            0        208,907        100,000 (a)                       308,907
Accounts Receivable, Net                 291,092        9,865        281,227          3,226 (c)                       284,453
Inventories                            1,799,408      240,725      1,558,683                                        1,558,683
Prepaid Expenses                         255,590       16,001        239,589                          3,511 (c)       236,078
                                     ------------    --------    ------------    --------------    ------------    -----------
Total Current Assets                   2,645,006      276,580      2,368,426        304,939         218,024         2,455,341
Property and Equipment,
  Net                                  1,115,472      150,362        965,110                                          965,110
Goodwill, Net                            194,170            0        194,170                                          194,170
Deferred Charges and Other
  Assets                                  95,895        3,012         92,883                                           92,883
                                     ------------    --------    ------------    --------------    ------------    -----------
     TOTAL ASSETS                     $4,050,543     $429,954     $3,620,589       $304,939        $218,024        $3,707,504
                                     ============    ========    ============    ==============    ============    ===========
LIABILITIES & EQUITY
---------------------------------
Current Liabilities:
Accounts Payable                        $603,830      $78,760       $525,070                                         $525,070
Accrued Expenses                         774,167       15,357        758,810         22,302 (a)
                                                                                        285 (c)                       736,223
Notes Payable                            500,000            0        500,000        214,513 (b)                       285,487
Other Current Liabilities                 15,157          269         14,888                                           14,888
                                     ------------    --------    ------------    --------------    ------------    -----------
Total Current Liabilities              1,893,154       94,386      1,798,768        237,100                         1,561,668
Long-Term Debt                           327,500        7,866        319,634                                          319,634
Deferred Income Taxes                     22,249            0         22,249                                           22,249
Other Long-Term Liabilities              140,532        3,687        136,845                                          136,845
Minority Interests in Subsidiaries        94,081            0         94,081                                           94,081
Redeemable Preferred Stock
  Series B, $4.00 Dividend                 1,330            0          1,330                                            1,330
Shareholders' Equity:
---------------------------------
Series One ESOP Convertible
  Pref. Stock, $3.90 Dividend            326,950            0        326,950          5,701 (d)                       321,249
Guaranteed ESOP Obligation              (309,675)           0       (309,675)                                        (309,675)
Common Stock                             111,649            0        111,649                                          111,649
Capital Surplus                           55,427            0         55,427                            473 (d)        55,900
Retained Earnings                      1,663,029            0      1,663,029                                        1,663,029
Unrealized Gain on Investments            21,378            0         21,378                                           21,378
Cumulative Trans. Adjustment                 195            0            195                                              195
Common Stock in Treasury, at
  Cost                                  (297,256)           0       (297,256)                         5,228 (d)      (292,028)
Subsidiary Equity                              0      324,015       (324,015)                       324,015 (a)             0
                                     ------------    --------    ------------    --------------    ------------    -----------
Total Shareholders' Equity             1,571,697      324,015      1,247,682          5,701         329,716         1,571,697
                                     ------------    --------    ------------    --------------    ------------    -----------
   TOTAL LIABILITIES & EQUITY         $4,050,543     $429,954     $3,620,589       $242,801        $329,716        $3,707,504
                                     ============    ========    ============    ==============    ============    ===========

    See accompanying notes to the unaudited pro forma financial statements.



Notes to Pro Forma Continuing Operations Financial Statements

Note 1         Background

               On May 5, 1996, the Company completed the sale of its Kay-Bee division ("Kay-Bee") to Consolidated Stores Corporation (the "Purchaser") for total proceeds of $315 million, consisting of $215 million in cash and a $100 million subordinated note.

Note 2         Basis of Presentation

               The unaudited Pro Forma Continuing Operations financial information is based upon the historical financial statements of the Company, adjusted to exclude Kay-Bee, for the year ended December 31, 1995 and for the three months ended March 30, 1996, and should be read in conjunction with the historical consolidated financial statements and notes related thereto, for the periods indicated.

Note 3         Unaudited Pro Forma Continuing Operations Balance Sheet
               Adjustments

               The following assets and (liabilities), formerly recorded on the books of Kay-Bee, were retained by the Company after the date of disposition:

               Net income tax receivables                      $  18,362
               Net deferred tax assets                             9,492
               Miscellaneous other assets                            190
                                                               ---------
               Total Assets                                    $  28,044
                                                               =========

               Self insurance reserves                         $ (10,835)
               Restructuring reserves                             (8,460)
               Employee benefit accruals                          (2,401)
                                                               ---------
               Total Liabilities                               $ (21,696)
                                                               =========

               Pro forma balance sheet adjustments are as follows:

               (a) To record the sale proceeds, the loss on disposition and the settlement of contractual obligations.
               (b) To reduce short term borrowings to reflect the impact of the sale.
               (c) To reclassify the tax benefit related to the loss on sale from deferred to current taxes.
               (d) To record the conversion of 106,654 shares of Series One ESOP Preference Stock to common stock.

Note 4 Unaudited Pro Forma Adjustments for Continuing Operations Statement of Operations

               (a)   To record anticipated reductions in corporate overhead.
               (b) To record incremental ESOP costs resulting from the conversion of 90,666 shares at January 1, 1995 of Series One ESOP Preference Stock.
               (c) To adjust interest expense to reflect the reduction in short term borrowings.
               (d)   To record interest income on the 7% Senior Subordinated
                     Note.
               (e) To record the net change in the income tax provision (benefit) based upon the results of operations as set forth in the pro forma financial statements.

               (c)   Exhibits.

2.1 Stock Purchase Agreement dated as of March 25, 1996 between Melville Corporation and Consolidated Stores Corporation.

2.2 Amendment No. 1 to Stock Purchase Agreement dated as of May 3, 1996 between Melville Corporation and Consolidated Stores Corporation.

99.1           Press Release of Melville Corporation dated May 6, 1996.



                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MELVILLE CORPORATION



Dated: May 20, 1996                    By  /s/ CARLOS E. ALBERINI
                                           _____________________________
                                       Name:   Carlos E. Alberini
                                       Title:  Vice President and Acting
                                               Chief Financial Officer


                                 EXHIBIT INDEX


                                                                  Sequential
Exhibit No.                 Description of Exhibit                 Page No.

2.1                  Stock Purchase Agreement dated as
                     of March 25, 1996 between Melville
                     Corporation and Consolidated
                     Stores Corporation.

2.2                  Amendment No. 1 to Stock Purchase
                     Agreement dated as of May 3, 1996
                     between Melville Corporation and
                     Consolidated Stores Corporation.

99.1                 Press Release of Melville Corporation
                     dated May 6, 1996.